Loss on sale of vessel (Tables)	9 Months Ended
Sep. 30, 2020
Loss on sale of vessel
Schedule of Capital Leased Assets

The net loss on the sale of vessels for the nine months ended September 30, 2019 is calculated as follows:

	Seamaster	Seafarer	Total
Sales proceeds (1)	9,700,000	9,100,000	18,800,000
Net book value of vessels	(15,979,901)	(15,537,708)	(31,517,609)
Sales related costs	(223,178)	(99,503)	(322,681)
Debt termination costs and related finance fees	(66,684)	(55,218)	(121,902)
Loss on sale of vessels	(6,569,763)	(6,592,429)	(13,162,192)

There was no sale of vessels in the nine months ended September 30, 2020.

(1) Proceeds from sale of vessel per the condensed consolidated statement of cash flows is $26.6 million as this includes proceeds of $7.9 million related to the Ardmore Seatrader that was held for sale at December 31, 2018 and delivered to the buyer in January 2019